Exhibit 32

    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of Youbet.com, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Charles F. Champion, Chief Executive Officer of the Company, and I, Gary W. Sproule, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    October 31, 2003            By:  /s/ Charles F. Champion
                                         --------------------------------
                                         Charles F. Champion
                                         President and Chief Executive Officer


    October 31, 2003            By:  /s/ Gary W. Sproule
                                         -----------------------------------
                                         Gary W. Sproule
                                         Chief Financial Officer









A signed original of this written statement required by Section 906, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Youbet.com, Inc. and will be retained by Youbet.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Quarterly Report on Form 10-QSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-QSB, irrespective of an general incorporation language contained in such filing).